EARNINGS PER SHARE	9 Months Ended
Sep. 30, 2011
Notes to Financial Statements
EARNINGS PER SHARE

NOTE 2 – EARNINGS PER SHARE

We follow financial accounting standards which require the calculation of basic and diluted earnings per share. Basic earnings per share is calculated by dividing net income or loss available to common stockholders by the weighted average number of common shares outstanding, and does not include the impact of any potentially dilutive common stock equivalents. Diluted earnings per share reflect the potential dilution of securities that could share in our earnings through the conversion of common shares issuable via outstanding stock options and stock warrants.  Total outstanding common stock equivalents at September 30, 2011 and September 24, 2010 were 13,577,053 and 16,096,380, respectively. If we incur losses in the period presented, or if conversion into common shares is anti-dilutive, basic and dilutive earnings per share are equal.